                                                                 Exhibit 10j-1
          ===========================================================
                              AMERITECH CORPORATION
                                      1999
                             STOCK OPTION AGREEMENT
          ===========================================================



     Participant:
                 -----------------------------------------------
     Number of Shares of Common Stock:
                                      --------------------------
     Option Price:
                  ----------------------------------------------
     Date of Agreement:
                       -----------------------------------------
     Option Becomes Exercisable:
                               ---------------------------------

                                                 No. of Shares
                     Date                         Exercisable
                     ----                        -------------

     Prior to                                     None
              --------------
     On
              --------------                      -----------
     On
              --------------                      -----------
     On
              --------------                      -----------

     Option Term Expiration Date:

         1. Grant. In accordance with, and subject to, the provisions of the Ameritech Corporation Long-Term Stock Incentive Plan (the "Plan"), Ameritech Corporation, a Delaware corporation (the "Company"), hereby grants to the above-named participant (the "Participant") a Non-Qualified Stock Option to purchase the number of shares of Common Stock of the Company set forth above (the "Option Shares") at a price per share equal to the option price set forth above (the "Option Price").

         2. Exercisability. (a) General. Except as otherwise provided in this paragraph 2, the Non-Qualified Stock Option granted by this Agreement (this "Option") shall first become exercisable on the date or dates set forth above as to the respective number of Option Shares set forth opposite each such date.

         (b) Acceleration upon Change in Control. This Option shall become exercisable as to all of the Option Shares upon the occurrence of a Change in Control (as defined in the Plan), other than a Change in Control which occurs pursuant to the Agreement and Plan of Merger, dated as of May 10, 1998, among the Company, SBC Communications Inc. and SBC Delaware, Inc. (as such agreement may be amended from time to time, the "SBC Merger Agreement").

         3. Term and Termination of Option. (a) Normal Option Expiration. Unless terminated earlier pursuant to any of the following provisions of this paragraph 3 or paragraph 6 of this Agreement, this Option shall expire on the date shown above as the Option Term Expiration Date (the "Option Term Expiration Date").

         (b) Retirement. If the Participant's employment terminates by reason of any Retirement (as defined below) which constitutes a Qualifying Retirement (as defined below), then (i) any portion of this Option which is either exercisable as of the date of the Participant's Qualifying Retirement, or which will become exercisable, pursuant to the regular exercisability schedule for this Option set forth above, within 120 days following the date of the Participant's Qualifying Retirement shall terminate on the earlier of (A) the Option Term Expiration Date, or (B) if the Participant is not in Corporate Resource grade 5 (CR5) or equivalent or higher at such date of Qualifying Retirement, five years after the date of the Participant's Qualifying Retirement, and (ii) the balance of this Option as to all remaining Option Shares shall terminate as of the date of the Participant's Qualifying Retirement. For purposes of this paragraph 3(b), "Retirement" shall mean any employment termination by reason of retirement which occurs either (I) on or after the date on which the Participant reaches age 65 or, if later, the fourth anniversary of the date the Participant commenced participation in the Ameritech Management Pension Plan ("Normal Retirement") or
(II) under the Ameritech Management Pension Plan, with the Company's approval, on or after the date on which the Participant's combined age and service (in years and months) while participating in the Ameritech Management Pension Plan (or the Ameritech Pension Plan if the Participant previously accrued a benefit under the Ameritech Pension Plan for which eligibility was transferred to the Ameritech Management Pension Plan) equals 75 ("Approved Early Retirement" and, together with Normal Retirement, "Retirement"). For purposes of this paragraph 3(b), "Qualifying Retirement" means any Retirement which occurs on or after ________________________. Any portion of this Option which is not exercisable as of the date of the Participant's Qualifying Retirement, but would become so within 120 days following such date, will first become exercisable on the normal exercisability date therefor set forth above, in accordance with paragraph 2(a) hereof.

         (c) Resignation or Certain Other Non-Cause Terminations of Employment. If the Participant's employment by the Company and its subsidiaries terminates voluntarily (for example, upon the Participant's resignation) or involuntarily for any reason or under any circumstances other than those covered by paragraphs 3(b), 3(d), 3(e) or 3(f) hereof, this Option shall terminate (i) on the date which is 30 days after the date of such employment termination, but in no event after the Option Term Expiration Date, as to the portion of this Option which is exercisable as of the date of such employment termination, and (ii) upon such employment termination, as to any and all remaining Option Shares for which this Option is not exercisable as of such time.

         (d) Employment Termination Without Cause Following Change in Control. If the Participant's employment by the Company and subsidiaries is involuntarily terminated without Cause (as defined below) during the portion of the calendar year which remains following a Change in Control (other than a Change in Control which occurs pursuant to the SBC Merger Agreement) or the two immediately subsequent calendar years, the Participant may exercise this Option at any time during the five years commencing on the date of Participant's termination of employment (or, if less, the period remaining on the original term of this Option). Solely for purposes of the preceding sentence, the term "Cause" means the Participant's willfully engaging in conduct materially injurious to the Company or any subsidiary or the willful and continual failure by the Participant to substantially perform the duties assigned to the Participant (other than any failure resulting from the Participant's incapacity due to physical injury or illness or mental illness), which failure has not been corrected by the Participant within 30 days after receipt of a written notice from the Chief Executive Officer or Board of Directors of the Participant's employer (or, if the Participant's employer does not have a Board of Directors and is managed by its shareholder or shareholders, then from such shareholder or shareholders owning a majority of the voting stock of the Participant's employer) specifying the manner in which the Participant has failed to perform such duties. No act, or failure to act, by the Participant shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company and its subsidiaries.

         (e) Termination of Employment for Cause. If the Participant's employment by the Company and its subsidiaries is terminated for cause (as determined by the Company, in its sole judgment) prior to the Option Term Expiration Date, this Option shall terminate upon such employment termination as to any and all Option Shares then remaining subject to this Option.

         (f) Employment Termination due to Participant's Death or Long-Term Disability. The portion of this Option which is exercisable as of the date on which the Participant's employment is terminated by reason of the Participant's death or disability shall terminate on the earlier of (i) the Option Term Expiration Date or (ii) one year after the date of such employment termination by death or disability.

         4. Manner of Exercise. This Option may be exercised, in whole or in part, (a) in the case of "cashless exercises" (including so-called "sell enough to cover" transactions), by providing such notice as may be required by the "cashless exercise" procedures established by the Committee (as defined in the Plan) from time to time and then in effect, and (b) as to all other forms of option exercise, by filing a written notice (in the form attached hereto) with the person then designated by the Company as the appropriate Stock Option Administrator with respect to the Participant, in either case prior to the date this Option expires or earlier terminates. Such notice shall specify the number of shares of Common Stock with respect to which this Option is being exercised. Unless shares (or a portion of the proceeds, in the case of a cashless exercise) are retained in satisfaction of such tax withholding, the Participant will, upon request of the Company, submit a check for an amount equal to the amount required to be withheld by the Company on account of federal, state, and local taxes. Payment of the Option Price shall be by cash, by certified or cashier's check payable to the Company, by delivery or attestation of ownership of shares of Common Stock having an aggregate fair market value which is equal to the amount of cash which would be required (unless otherwise provided by rules established by the Committee from time to time) or by compliance with the cashless exercise procedures established by the Committee.

         5. Non-Transferability. This Option is not transferable except, upon the Participant's death, either to a beneficiary or beneficiaries previously designated by the Participant in accordance with procedures established from time to time by the Committee (a "Designated Beneficiary") or, if there is no such Designated Beneficiary, by will or the laws of descent and distribution. This Option may be exercised during the lifetime of the Participant only by the Participant and after the death of the Participant by a Designated Beneficiary or, if there is no such Designated Beneficiary, by the legal representative of the estate of the Participant.

         6. Forfeiture for Certain Participant Actions. Notwithstanding any other provision of this Agreement, this Option shall terminate immediately and the Participant shall forfeit all rights hereunder if the Participant, without the consent of the Company, either (i) becomes associated with, is employed by, renders services to or owns more than two percent (2%) of the stock of any business that competes with the Company or any of its subsidiaries or affiliates in any market in which the Company or any such subsidiary or affiliate then does business, or (ii) divulges or appropriates to the Participant's own use or to the use of any other person any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Participant while employed by any of them.

         7. No Collateral Rights. Nothing herein contained shall confer on the Participant any right with respect to continuation of employment by the Company or its subsidiaries, or interfere with the right of the Company or its subsidiaries to terminate at any time the employment of the Participant or, except as to shares of Company Common Stock actually delivered upon any exercise of this Option, confer any rights as a stockholder upon the holder hereof or any other person.

         8. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee or its delegates (subject to the discretionary assumption of such authority by the Company's Board of Directors, as provided in the Plan), and the Committee shall have the same powers and authority with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement by the Committee and any decision made by it with respect to this Agreement shall be final and binding with respect to the Participant and all other persons.

         9. Relationship to the Plan. This Agreement may contain terms which are in addition to or supplement the terms of the Plan, but the terms of this Agreement shall be subject to the terms of the Plan. This Agreement also is subject to all interpretations, amendments, rules and regulations adopted by the Committee from time to time pursuant to the Plan.

         10. Miscellaneous. The headings of this Agreement are included for convenience of reference only, and shall not be used in interpreting this Agreement. Any notices provided for in this Agreement or in the Plan shall be in writing and shall be given by hand delivery, facsimile, overnight courier or postage paid, first class mail. Any notices shall be directed (a) if to the Participant, to the Participant's address as then reflected on the Company's records, and (b) if to the Company, to the person then designated by the Company as the appropriate Stock Option Administrator with respect to the Participant or to such other persons and in accordance with such other procedures as the Committee from time to time may establish.

                                           AMERITECH CORPORATION



                                           By: /s/ Deidra D. Gold
                                              --------------------------
                                                Its Corporate Secretary

                         ---------------------------------
                               AMERITECH CORPORATION
                            1999 STOCK OPTION AGREEMENT
                             WITH DIVIDEND EQUIVALENTS
                         ---------------------------------


  Participant:        __________________________________________

  Number of Shares of Common Stock:     ________________________

  Option Price:       __________________________________________

  Date of Agreement:  __________________________________________

  Option Becomes Exercisable:

                                              No. of Shares
                    Date                      Exercisable
                    ----                      -----------

  Prior to   ______________________           None
  On         ______________________           _______________
  On         ______________________           _______________
  On         ______________________           _______________

  Option Term Expiration Date: _______________________



     1. Grant. In accordance with, and subject to, the provisions of the Ameritech Corporation Long-Term Stock Incentive Plan (the "Plan"), Ameritech Corporation, a Delaware corporation (the "Company"), hereby grants to the above-named participant (the "Participant") a Non-Qualified Stock Option to purchase the number of shares of Common Stock of the Company set forth above (the "Option Shares") at a price per share equal to the option price set forth above (the "Option Price").

     2. Exercisability. (a) General. Except as otherwise provided in this paragraph 2, the Non-Qualified Stock Option granted by this Agreement (this "Option") shall first become exercisable on the date or dates set forth above as to the respective number of Option Shares set forth opposite each such date.

     (b) Acceleration upon Change in Control. This Option shall become exercisable as to all of the Option Shares upon the occurrence of a Change in Control (as defined in the Plan), other than a Change in Control which occurs pursuant to the Agreement and Plan of Merger, dated as of May 10, 1998, among the Company, SBC Communications Inc. and SBC Delaware, Inc. (as such agreement may be amended from time to time, the "SBC Merger Agreement").

     3. Term and Termination of Option. (a) Normal Option Expiration. Unless terminated earlier pursuant to any of the following provisions of this paragraph 3 or paragraph 6 of this Agreement, this Option shall expire on the date shown above as the Option Term Expiration Date (the "Option Term Expiration Date").

     (b) Retirement. If the Participant's employment terminates by reason of any Retirement (as defined below) which constitutes a Qualifying Retirement (as defined below), then (i) any portion of this Option which is either exercisable as of the date of the Participant's Qualifying Retirement, or which will become exercisable, pursuant to the regular exercisability schedule for this Option set forth above, within 120 days following the date of the Participant's Qualifying Retirement shall terminate on the earlier of (A) the Option Term Expiration Date, or (B) if the Participant is not in Corporate Resource grade 5 (CR5) or equivalent or higher at such date of Qualifying Retirement, five years after the date of the Participant's Qualifying Retirement, and (ii) the balance of this Option as to all remaining Option Shares shall terminate as of the date of the Participant's Qualifying Retirement. For purposes of this paragraph 3(b), "Retirement" shall mean any employment termination by reason of retirement which occurs either (I) on or after the date on which the Participant reaches age 65 or, if later, the fourth anniversary of the date the Participant commenced participation in Ameritech Management Pension Plan ("Normal Retirement") or (II) under the Ameritech Management Pension Plan, with the Company's approval, on or after the date on which the Participant's combined age and service (in years and months) while participating in the Ameritech Management Pension Plan (or the Ameritech Pension Plan if the Participant previously accrued a benefit under the Ameritech Pension Plan for which eligibility was transferred to the Ameritech Management Pension
Plan) equals 75 ("Approved Early Retirement" and, together with Normal Retirement, "Retirement"). For purposes of this paragraph 3(b), "Qualifying Retirement" means any Retirement which occurs on or after __________________. Any portion of this Option which is not exercisable as of the date of the Participant's Qualifying Retirement, but would become so within 120 days following such date, will first become exercisable on the normal exercisability date therefor set forth above, in accordance with paragraph 2(a) hereof.

     (c) Resignation or Certain Other Non-Cause Terminations of Employment. If the Participant's employment by the Company and its subsidiaries terminates voluntarily (for example, upon the Participant's resignation) or involuntarily for any reason or under any circumstances other than those covered by paragraphs 3(b), 3(d), 3(e) or 3(f) hereof, this Option shall terminate (i) on the date which is 30 days after the date of such employment termination, but in no event after the Option Term Expiration Date, as to the portion of this Option which is exercisable as of the date of such employment termination, and (ii) upon such employment termination, as to any and all remaining Option Shares for which this Option is not exercisable as of such time.

     (d) Employment Termination Without Cause Following Change in Control. If the Participant's employment by the Company and subsidiaries is involuntarily terminated without Cause (as defined below) during the portion of the calendar year which remains following a Change in Control (other than a Change in Control which occurs pursuant to the SBC Merger Agreement) or the two immediately subsequent calendar years, the Participant may exercise this Option at any time during the five years commencing on the date of Participant's termination of employment (or, if less, the period remaining on the original term of this Option). Solely for purposes of the preceding sentence, the term "Cause" means the Participant's willfully engaging in conduct materially injurious to the Company or any subsidiary or the willful and continual failure by the Participant to substantially perform the duties assigned to the Participant (other than any failure resulting from the Participant's incapacity due to physical injury or illness or mental illness), which failure has not been corrected by the Participant within 30 days after receipt of a written notice from the Chief Executive Officer or Board of Directors of the Participant's employer (or, if the Participant's employer does not have a Board of Directors and is managed by its shareholder or shareholders, then from such shareholder or shareholders owning a majority of the voting stock of the Participant's employer) specifying the manner in which the Participant has failed to perform such duties. No act, or failure to act, by the Participant shall be deemed "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that such action or omission was in the best interest of the Company and its subsidiaries.

     (e) Termination of Employment for Cause. If the Participant's employment by the Company and its subsidiaries is terminated for Cause (as determined by the Company, in its sole judgment) prior to the Option Term Expiration Date, this Option shall terminate upon such employment termination as to any and all Option Shares then remaining subject to this Option.

     (f) Employment Termination due to Participant's Death or Long-Term Disability. The portion of this Option which is exercisable as of the date on which the Participant's employment is terminated by reason of the Participant's death or disability shall terminate on the earlier of (i) the Option Term Expiration Date or (ii) one year after the date of such employment termination by death or disability.

     4.  Manner of Exercise.  This Option may be exercised, in whole or in part,
(a) in the case of "cashless exercises" (including so-called "sell enough to cover" transactions), by providing such notice as may be required by the "cashless exercise" procedures established by the Committee (as defined in the Plan) from time to time and then in effect, and (b) as to all other forms of option exercise, by filing a written notice (in the form attached hereto) with the person then designated by the Company as the appropriate Stock Option Administrator with respect to the Participant, in either case prior to the date this Option expires or earlier terminates. Such notice shall specify the number of shares of Common Stock with respect to which this Option is being exercised. Unless shares (or a portion of the proceeds, in the case of a cashless exercise) are retained in satisfaction of applicable income and employment tax withholding, the Participant will, upon request of the Company, submit a check for an amount equal to the amount required to be withheld by the Company on account of FICA taxes and federal, state, and local income taxes. Payment of the Option Price shall be by cash, by certified or cashier's check payable to the Company, by delivery or attestation of ownership of shares of Common Stock having an aggregate fair market value which is equal to the amount of cash which would be required (unless otherwise provided by rules established by the Committee from time to time) or by compliance with the cashless exercise procedures established by the Committee.

     5. Non-Transferability. This Option is not transferable except, upon the Participant's death, either to a beneficiary or beneficiaries previously designated by the Participant in accordance with procedures established from time to time by the Committee (a "Designated Beneficiary") or, if there is no such Designated Beneficiary, by will or the laws of descent and distribution. This Option may be exercised during the lifetime of the Participant only by the Participant and after the death of the Participant by a Designated Beneficiary or, if there is no such Designated Beneficiary, by the legal representative of the estate of the Participant.

     6. Forfeiture for Certain Participant Actions. Notwithstanding any other provision of this Agreement, this Option shall terminate immediately and the Participant shall forfeit all rights hereunder if the Participant, without the consent of the Company, either (i) becomes associated with, is employed by, renders services to or owns more than two percent (2%) of the stock of any business that competes with the Company or any of its subsidiaries or affiliates in any market in which the Company or any such subsidiary or affiliate then does business, or (ii) divulges or appropriates to the Participant's own use or to the use of any other person any secret or confidential information or knowledge pertaining to the business of the Company or any of its subsidiaries or affiliates obtained by the Participant while employed by any of them.

     7. Dividend Equivalents. The Participant will be entitled to Dividend Equivalents to the extent provided by this paragraph 7:

     (a) Book Account. The Company shall establish a book account for the benefit of the Participant (the Participant's "Account"). As of each Record Date during the Dividend Crediting Period, Stock Units shall be credited to the Participant's Account to reflect the dividends payable for that Record Date with respect to Covered Shares (as those terms are defined below). The number of Stock Units to be credited to the Participant's Account as of a Record Date shall be determined by dividing the aggregate amount of the cash dividend that would have been paid on the number of Covered Shares (as of such Record Date) by the Average Value of a share of the Company's Common Stock (as of such Record
Date). To the extent that stock options under the Plan are adjusted in accordance with the Plan to reflect a corporate transaction (e.g., a stock split) with respect to the Company, a corresponding adjustment shall be made with respect to the Participant's Account.

     (b) Interim Distributions. If, during the Dividend Crediting Period, the Participant has exercised all or any portion of the Option, then, as of the Interim Distribution Date next following the end of the calendar quarter in which such exercise occurs, the Participant shall receive an "Interim Distribution" of shares of the Company's Common Stock equal to the number of Stock Units credited to the Participant's Account as of the Interim Distribution Date, multiplied by a fraction, (A) the numerator of which shall be the total number of shares of Company Stock as to which the Option was exercised during the calendar quarter; and (B) the denominator of which shall be equal to the sum of: (i) the number of shares of Company Stock subject to the Option at the beginning of the calendar quarter in which such exercise occurs; plus (ii) the number of shares, if any, of the Company's Common Stock covered by any other prior exercise(s) of the Option as to which Interim

Distributions or Deferred Interim Distributions have not been made. As of the date of such distribution, the Participant's Account shall be reduced by the number of Stock Units equal to the number of shares distributed.

     (c) Deferred Distribution. If, as of the Interim Distribution Date with respect to the exercise of the Option in accordance with paragraph (b) above, the Fair Market Value of the Company's Common Stock is equal to or less than the Option Price, distribution with respect to that exercise shall be deferred until the earlier of the next Interim Distribution Date on which the Fair Market Value of the Company's Common Stock exceeds the Option Price or the Final Distribution Date (as defined in paragraph 7(d)). If, by reason of the limitations of this paragraph (c), distribution with respect to any Option exercise is deferred, (i) the number of Stock Units as to which distribution would otherwise have occurred will remain credited to the Participant's Account, and will, while remaining credited to the Participant's Account, be included in the determination of Covered Shares during the Dividend Crediting Period, and (ii) the number of Stock Units to be distributed on a subsequent Interim Distribution Date shall be determined by multiplying the number of Stock Units credited to the Participant's Account as of the Interim Distribution Date by the fraction determined in accordance with paragraph 7(b).

     (d) Final Distribution. As of the Final Distribution Date, the Participant shall receive a "Final Distribution" of shares of the Company's Common Stock equal to the number of Stock Units then credited to the Participant's Account. The "Final Distribution Date" shall be the date that is five years from the date of this Agreement; provided that if the Fair Market Value of the Company's Common Stock is equal to or less than the Option Price on that date, the "Final Distribution Date" shall be deferred until the first day of the next calendar quarter (i.e., July 1, October 1, January 1 and April 1) during the Option Term (as set forth in paragraph 3(a)) on which the Fair Market Value on such date exceeds the Option Price. Upon the Final Distribution with respect to the Participant's Account, the Stock Units credited to that Account shall be reduced to zero.

     (e) Distribution following Termination of Employment. If the Participant's employment terminates for any reason other than Cause (as determined in accordance with paragraph 3(e)), the number of Stock Units in the Participant's Account as of the date of termination shall be multiplied by a fraction, the numerator of which shall be the number of Option Shares canceled immediately upon the Participant's termination of employment pursuant to paragraph 3(b), 3(c), 3(d), and 3(f) and the denominator of which shall be the sum of (i) total number of shares then subject to the Option (whether or not then exercisable) plus (ii) the number of shares, if any, of the Company's Common Stock covered by any other prior exercise(s) of the Option as to which Interim Distributions or Deferred Interim Distributions have not been made. The number of Stock Units in the Participant's Account equal to the number resulting from such multiplication (if any) shall be canceled. The number of Stock Units remaining in the Participant's Account after such cancellation (if any) shall remain subject to this Agreement and be available for Interim Distributions and the Final Distribution for 120 days beyond the period determined in accordance with paragraphs 3(b), 3(c), 3(d), and 3(f) during which the Option remains exercisable following termination of employment in accordance with this Agreement (or the period during which the Option would remain exercisable in accordance with paragraph 3(b), 3(c), 3(d), and 3(f), even if, following termination of employment, there is no unexercised portion of the Option that has become exercisable on or before termination of employment). Notwithstanding the above, on the ten-year anniversary of this Agreement, all Stock Units remaining in the Participant's Account, if any, shall be canceled. If the Participant's employment is terminated for Cause, all Stock Units credited to the Participant's Account shall immediately be canceled.

     (f) Withholding. If tax withholding is required with respect to the Participant's Account, and unless shares are retained in satisfaction of applicable income and employment tax withholding, the Participant will, upon request of the Company, submit a check for an amount equal to the amount required to be withheld by the Company on account of FICA taxes and federal, state, and local income taxes.

     (g) Definitions. For purposes of this paragraph 7, the terms listed below shall have the definitions indicated:

(i) The "Average Value" of a share of the Company's Common Stock as of any Record Date shall be the average of the Fair Market Values on the first and last trading days of the calendar quarter immediately preceding the payment date of the dividends for such Record Date.

(ii) The number of "Covered Shares" as of any Record Date shall equal the sum of the number of shares then subject to the Option (the "Shares") and the number of Stock Units then credited to the Participant's Account.

(iii) The "Dividend Crediting Period" shall be the period beginning with the first day after the date of this Agreement, and ending with the earlier of the date which is five years from the date of this Agreement or the date the Participant's employment by the Company and its subsidiaries is terminated for any reason other than Retirement.

(iv) The "Fair Market Value" of a share of the Company's Common Stock means the average of the highest and lowest prices at which a share of the Company's Common Stock is traded on the date as of which the determination is made, or, if the Company's Common Stock is not traded on that date, the average of the highest and lowest prices on the next preceding day on which the Company's Common Stock was traded, as quoted on the New York Stock Exchange - Composite Transactions or, if the Company's Common Stock is not so quoted, on another principal market quotation system selected by the Company.

(v) The "Interim Distribution Date" shall be the first day of the second month of each calendar quarter occurring after the date of this Agreement, and prior to the Final Distribution Date.

(vi) The "Record Date" shall be any date on which a record of the Company's stockholders is taken for the purpose of payment of a cash dividend on the Company's Common Stock.

     8. Deferral of Distributions. Notwithstanding the foregoing provisions of this Agreement to the contrary, the Participant may elect to defer receipt of Option gains, and defer the Interim Distributions and Final Distribution otherwise provided in paragraph 7, as provided for and in accordance with the provisions of the Corporate Resource Deferral Plan.

     9. No Collateral Rights. Nothing herein contained shall confer on the Participant any right with respect to continuation of employment by the Company or its subsidiaries, or interfere with the right of the Company or its subsidiaries to terminate at any time the employment of the Participant or, except as to shares of Company Common Stock actually delivered upon any exercise of this Option, confer any rights as a stockholder upon the holder hereof or any other person.

     10. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee or its delegates (subject to the discretionary assumption of such authority by the Company's Board of Directors, as provided in the Plan), and the Committee shall have the same powers and authority with respect to this Agreement as it has with respect to the Plan. Any interpretation of this Agreement by the Committee and any decision made by it with respect to this Agreement shall be final and binding with respect to the Participant and all other persons.

     11. Relationship to the Plan. This Agreement may contain terms which are in additions to or supplement the terms of the Plan, but the terms of this Agreement shall be subject to the terms of the Plan. This Agreement also is subject to all interpretations, amendments, rules and regulations adopted by the Committee from time to time pursuant to the Plan.

     12. Miscellaneous. The headings of this Agreement are included for convenience of reference only, and shall not be used in interpreting this Agreement. Any notice provided for in this Agreement or in the Plan shall be in writing and shall be given by hand delivery, facsimile, overnight courier or postage paid, first class mail. Any notice shall be directed (a) if to the Participant, to the Participant's address as then reflected on the Company's records, and (b) if to the Company, to the person then designated by the Company as the appropriate Stock Option Administrator with respect to the Participant or to such other persons and in accordance with such other procedures as the Committee from time to time may establish.


                              AMERITECH CORPORATION



                              By:
                                  --------------------------------
                                    Its Corporate Secretary

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